EXHIBIT 10.1
CONSULTING AGREEMENT

THIS CONSULTING AGREEMENT, effective July 28, 2006, is entered into by and between Hydrogen Power International, Inc. (the “Company”) and Boston Financial Partners (“Consultant”).

WHEREAS, Consultant has provided valuable consulting services to the Company relating to merger and acquisition activities in connection with the Company’s acquisition of Hydrogen Power, Inc. (“HPI”) and continues to provide general strategic corporate advice to the Company; and

WHEREAS, the Consultant and the Company have negotiated certain terms and conditions regarding the Consultant’s services and desire to enter into this Agreement under those terms and conditions, which are set forth herein;

NOW, THEREFORE, in consideration of the mutual promises contained herein, it is hereby agreed as follows:

1. Service. Consultant agrees to provide such strategic corporate advice (including without limitation relating to potential mergers, acquisitions and disposition), as may be reasonably requested by Company from time to time during the term of this Agreement.

2. Term of Agreement. This Agreement shall terminate one year from the date hereof, provided that Company may terminate this Agreement at any time for any or no reason upon thirty (30) days advance written notice.

3. Compensation. In consideration for the Consultant’s services under this Agreement, the Company will issue to the Consultant 300,000 unregistered shares of the Company’s $0.01 par value common stock (the “Securities”) as follows:

150,000 shares upon execution of this Agreement;
75,000 shares on September 30, 2006; and
75,000 shares on December 31, 2006.

4. Consultant Representations and Warranties. By executing and delivering this Agreement, the Consultant acknowledges, warrants and represents to the Company as follows:

a. The Consultant has obtained and reviewed (i) the Company’s latest Annual and Quarterly Reports on Form 10-K and 10-Q, respectively and any other documents specifically requested by the Consultant (all such documents are collectively referred to hereinafter as the “Disclosure Documents”).

b. The Consultant has, either alone or with the assistance of a professional advisor, sufficient knowledge and experience in financial and business matters that the Consultant believes itself capable of evaluating the merits and risks of the prospective investment in the Securities and the suitability of an investment in the Company in light of the Consultant’s financial condition and investment needs, and legal, tax and accounting matters.

c. The Consultant has been given access to full and complete information regarding the Company and has utilized such access to the Consultant’s satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Disclosure Documents. Particularly, the Consultant has been given reasonable opportunity to meet with and/or contact Company representatives for the purpose of asking questions of, and receiving answers from, such representatives concerning the accuracy of information provided in the Disclosure Documents.

d. The Consultant is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the “Act”).

e. The Consultant has relied upon the advice of the Consultant’s legal counsel and accountants or other financial advisors with respect to tax and other considerations relating to the purchase of Securities hereunder. The Consultant is not relying upon the Company with respect to the economic considerations involved to make an investment decision in the Securities.

f. The Consultant represents and warrants that it is the intent to acquire the Securities for the account of the Consultant, for investment purposes and not with a view to resale of the Securities in connection with any distribution thereof. In order to assure the Company that the Consultant has no present intention to resell or dispose of the Securities acquired in this offering, the Consultant further represents and warrants to the Company as follows:

(1) The Consultant intends to receive and hold the Securities for the Consultant’s own account.

(2) The Consultant has no contract, undertaking, agreement or arrangement with any person or entity to sell or otherwise transfer the Securities to any such person or entity or to have any such person or entity sell the Securities on the Consultant’s behalf.

(3) The Consultant represents and warrants that (i) it was not organized for the specific purpose of acquiring the Securities, and (ii) this Agreement has been duly authorized by all necessary action on the part of the Consultant, has been duly executed by an authorized officer or representative of the Consultant, and is a legal, valid and binding obligation of the undersigned enforceable in accordance with its terms.

5. Registration Status; Restrictions on Transferability. With respect to the registration status and transferability of the Securities, the Consultant understands, acknowledges and agrees that:

a. The Securities to be issued in connection with this Agreement have not been registered under the Act or under applicable state securities laws on the grounds that they are being issued in a transaction (i) involving one knowledgeable investor fully familiar with the proposed operations of the Company and (ii) not involving a public offering and that, consequently, such transaction is exempt from the registration under the Act and applicable state securities laws. The Company will rely on the Consultant’s representations herein as a basis for the exemption from the Act’s registration requirements.

b. The Securities may not be sold, transferred or otherwise disposed of except pursuant to an effective registration statement (which the Company is under no obligation to file) or appropriate exemption from registration under applicable state law and, as a result, the Consultant may be required to hold the Securities for an indefinite period of time.

c. Certificates representing the Securities will bear a legend substantially in the following form:

The securities represented hereby have not been registered under the Securities Act of 1933, as amended, or the securities law of any state. Such securities have been acquired for investment and without a view to their distribution and may not be sold or otherwise disposed of in the absence of any effective registration statement for such securities under the Securities Act of 1933, as amended, and under applicable state securities laws, unless an exemption from registration is available under applicable securities laws.

6. Registration Rights.

a. If at any time prior to the expiration of three (3) years from the date hereof, the Company proposes to register under the 1933 Act (except by a Form S-4 or Form S-8 Registration Statement or any successor forms thereto and except for any dividend warrants issued to all stockholders of record) or qualify for a public distribution under Section 3(b) of the 1933 Act, any of its equity securities or debt with equity features, it will give written notice to Consultant of its intention to do so and, on the written request of Consultant given within five (5) days after receipt of any such notice (which request shall specify the Securities intended to be sold or disposed of by Consultant and describe the nature of any proposed sale or other disposition thereof), the Company will use its best efforts to cause all such Securities to be included in such registration statement proposed to be filed by the Company; provided, however, that nothing herein shall prevent the Company from, at any time, abandoning or delaying any registration. The right of Consultant to include the Securities in any such registration statement may be subject to approval by selling securityholders whose securities are being registered in the registration statement and the Company does not guarantee such approval may be given. If any registration pursuant to this Section 6(a) is underwritten in whole or in part, the Company may require that the Securities requested for inclusion pursuant to this Section 6(a) be included in the underwriting on the same terms and conditions as the securities otherwise being sold through the underwriters. If a greater number of Securities is offered for participation in the proposed offering than in the reasonable opinion of the managing underwriter of the proposed offering can be accommodated without adversely affecting the proposed offering, then the amount of Securities proposed to be offered by Consultants for registration, as well as the number of securities of any other selling shareholders participating in the registration, shall be proportionately reduced to a number deemed satisfactory by the managing underwriter.

b. With respect to each inclusion of securities in a registration statement pursuant to this Section 6, the Company shall bear the following fees, costs, and expenses: all registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (if the offering is underwritten and the Company is required to bear such fees and disbursements), all internal expenses, the premiums and other costs of policies of insurance against liability arising out of the public offering, and legal fees and disbursements and other expenses of complying with state securities laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of special counsel and accountants for the Consultant, underwriting discounts and commissions, and transfer taxes for Consultant and any other expenses relating to the sale of securities by the Consultant not expressly included above shall be borne by the Consultant.

7. Successors and Assigns. This Agreement is binding on and inures to the benefit of the Company’s successors and assigns, all of which are included in the term the “Company” as it is used in this Agreement; provided, however, that the Company may assign this Agreement only in connection with a merger, consolidation, assignment, sale or other disposition of substantially all of its assets or business. This Agreement is binding upon and inures to the benefit of the Consultant’s successors, assigns and legal representatives.

8. Modification. This Agreement may be modified or amended only by a writing signed by both the Company and the Consultant.

9. Governing Law. The laws of Colorado will govern the validity, construction and performance of this Agreement. Any legal proceeding related to this Agreement will be brought in an appropriate Colorado court, and both the Company and the Consultant hereby consent to the exclusive jurisdiction of that court for this purpose.

10. Construction. Wherever possible, each provision of this Agreement will be interpreted so that it is valid under the applicable law. If any portion of this Agreement is to any extent declared invalid by a court of competent jurisdiction under the applicable law, that provision will remain effective to the extent not declared invalid. The remainder of this Agreement also will continue to be valid, and the entire Agreement will continue to be valid in other jurisdictions

11. Waivers. No failure or delay by either the Company or the Consultant in exercising any right or remedy under this Agreement will waive any provision of the Agreement. Nor will any single or partial exercise by either the Company or the Consultant of any right or remedy under this Agreement preclude either of them from otherwise or further exercising these rights or remedies, or any other rights or remedies granted by and law or any related document.

12. Entire Agreement. This Agreement encompasses all agreements between the parties and supersedes all previous and contemporaneous oral negotiations, commitments, writings, and understandings between the parties concerning the matters in this Agreement.

IN WITNESS WHEREOF, the Company and the Consultant have executed this Agreement as of the Effective Date.

HYDROGEN POWER INTERNATIONAL, INC.

By: Henry Fong
Its: President

BOSTON FINANCIAL PARTNERS

By: Thomas Brazil
Its: President